MITCHELL HUTCHINS LIR SELECT MONEY FUND

                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


    Mitchell Hutchins LIR Select Money Fund ("Fund") is a diversified series of Mitchell Hutchins Institutional Series ("Trust"), an open-end investment company organized as a Delaware business trust. The Fund seeks maximum current income consistent with liquidity and the preservation of capital and invests in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. The Fund offers two separate classes of shares - Institutional shares and Financial Intermediary shares. The Fund is newly organized and has no operating history.

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as the Fund's investment adviser and administrator. PaineWebber serves as distributor of the Fund's shares.

    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated July 31, 1998. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-888-LIR-FUND. Customers of banks and other financial intermediaries that purchase the Fund's Financial Intermediary shares may obtain the Prospectus from their financial intermediaries. This Statement of Additional Information is dated July 31, 1998.

                                TABLE OF CONTENTS



Investment Policies and Restrictions .................................       3
Trustee and Officers; Principal Holders of Securities ................       7
Investment Advisory, Administration and
Advisory Arrangements ................................................      12

Portfolio Transactions ...............................................      14
Additional Information Regarding Redemptions .........................      15
Valuation of Shares ..................................................      15
Taxes ................................................................      16
Calculation of Yield .................................................      16
Other Information ....................................................      18
Financial Statements .................................................      20

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

    YIELDS AND  RATINGS  OF MONEY  MARKET  INVESTMENTS.  The yields on the money market instruments in which the Fund invests (such as U.S. government securities, bank obligations, commercial paper and other short-term obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced.

    The Fund may only purchase securities that are "First Tier Securities." To qualify as a First Tier Security, a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. If a security in the Fund's portfolio ceases to be a First Tier Security or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins or the Trust's board of trustees ("board") will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO may continue to be considered a First Tier Security.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities or other obligations. The Fund maintains custody of the underlying securities or obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities or obligations. If their value becomes less than the repurchase price, plus any agreed upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed upon additional amount. The difference between the total amount to be received upon repurchase of the securities or obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

    FUNDING AGREEMENTS AND GUARANTEED INVESTMENT CONTRACTS. The Fund expects to invest primarily in funding agreements and guaranteed investment contracts that are subject to demand features that permit the Fund to tender its interest back to the issuer in no more than seven days from the date of acquisition. To the extent the Fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the Fund's limitation on investments in illiquid securities. See "Investment Policies and Restrictions -- Illiquid Securities."

    ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities or other assets that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. To the extent the Fund invests in illiquid securities, it may not be able readily to liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.

    Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Fund and reports periodically on such decisions to the board.

    FLOATING RATE AND VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in floating rate and variable rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, the Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."

    SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

    LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 331/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Fund may reinvest the cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

    Pursuant to procedures approved by the board governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

    OTHER POLICIES. The Fund will not invest in the following instruments during the coming year: options, futures, currency contracts, swap transactions and short sales "against the box."

    FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for the Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    The Fund will not:

       (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

           The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

       (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

           The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

       (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

       (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

           The following interpretation applies to, but is not a part of, this fundamental restriction: The Fund's investments in master demand notes, funding agreements and similar instruments will not be considered to be the making of a loan.

       (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

       (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

       (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL   INVESTMENT   RESTRICTIONS.   The  following   investment
restrictions may be changed by the board without shareholder approval.

    The Fund will not:

       (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

       (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

       (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

       (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

       (5) invest more than 10% of its net assets in illiquid securities.



            TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:



                          Position with          Business Experience;
Name and Address*;age         Trust              Other Directorships
---------------------         -----              -------------------

Margo N. Alexander**; 51  Trustee and     Mrs. Alexander is president, chief
                          President       executive officer and a director of
                                          Mitchell   Hutchins   (since   January
                                          1995), and an executive vice president
                                          and a director of  PaineWebber  (since
                                          March   1984).   Mrs.   Alexander   is
                                          president and a director or trustee of
                                          31  investment   companies  for  which
                                          Mitchell   Hutchins   or   PaineWebber
                                          serves as investment adviser.

Richard Q. Armstrong; 63  Trustee         Mr. Armstrong is chairman and
78 West Brother Drive                     principal of RQA Enterprises
Greenwich, CT 06830                       (management consulting firm) (since
                                          April  1991 and  principal  occupation
                                          since March 1995).  Mr.  Armstrong was
                                          chairman of the board, chief executive
                                          officer  and  co-owner  of  Adirondack
                                          Beverages (producer and distributor of
                                          soft   drinks   and    sparkling/still
                                          waters) (October  1993-March 1995). He
                                          was  a  partner  of  The  New  England
                                          Consulting      Group      (management
                                          consulting       firm)       (December
                                          1992-September  1993). He was managing
                                          director  of  LVMH  U.S.   Corporation
                                          (U.S.  subsidiary of the French luxury
                                          goods conglomerate, Louis Vuitton Moet
                                          Hennessey Corporation) (1987-1991) and
                                          chairman   of  its  wine  and  spirits
                                          subsidiary,   Schieffelin  &  Somerset
                                          Company (1987-1991).  Mr. Armstrong is
                                          a director or trustee of 30 investment
                                          companies for which Mitchell  Hutchins
                                          or  PaineWebber  serves as  investment
                                          adviser.

                          Position with          Business Experience;
Name and Address*;age         Trust              Other Directorships
---------------------         -----              -------------------

E. Garrett Bewkes, Jr.**; Trustee and   Mr. Bewkes is a director of Paine
71                        Chairman of     Webber Group Inc. ("PW Group")
                          the             (holding company of PaineWebber and
                          Board of        Mitchell Hutchins).  Prior to
                          Trustees        December 1995, he was a consultant
                                          to PW Group.  Prior to 1988, he was
                                          chairman of the board, president
                                          and chief executive officer of
                                          American Bakeries Company.  Mr.
                                          Bewkes is also a director of
                                          Interstate Bakeries Corporation and
                                          NaPro BioTherapeutics, Inc.  Mr.
                                          Bewkes is a director or trustee of
                                          31 investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Richard R. Burt; 51       Trustee         Mr. Burt is chairman of IEP Advisors,
1101 Connecticut Avenue,                  Inc. (international investments and
N.W.                                      consulting firm) (since March 1994)
Washington, D.C. 20036                    and a partner of McKinsey & Company
                                          (management consulting firm) (since
                                          1991).  He is also a director of
                                          Archer-Daniels-Midland Co.
                                          (agricultural commodities).
                                          Hollinger International Co,
                                          (publishing), Homestake Mining
                                          Corp., Powerhouse Technologies,
                                          Inc. and Wierton Steel Corp  He was
                                          the chief negotiator in the
                                          Strategic Arms Reduction Talks with
                                          the former Soviet Union (1989-1991)
                                          and the U.S. Ambassador to the
                                          Federal Republic of Germany
                                          (1985-1989).  Mr. Burt is a
                                          director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Mary C. Farrell**; 48     Trustee         Ms. Farrell is a managing director,
                                          senior investment strategist and
                                          member of the Investment Policy
                                          Committee of PaineWebber.  Ms.
                                          Farrell joined PaineWebber in
                                          1982.  She is a member of the
                                          Financial Women's Association and
                                          Women's Economic Roundtable and
                                          appears as a regular panelist on
                                          Wall $treet Week with Louis
                                          Rukeyser. She also serves on the
                                          Board of Overseers of New York
                                          University's Stern School of
                                          Business.  Ms. Farrell is a
                                          director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Meyer Feldberg; 56        Trustee       Mr. Feldberg is Dean and Professor of
Columbia University                       Management of the Graduate School
101 Uris Hall                             of Business, Columbia University.
New York, New York 10027                  Prior to 1989, he was president of
                                          the Illinois Institute of
                                          Technology.  Dean Feldberg is also
                                          a director of Primedia Inc.,
                                          Federated Department Stores Inc.
                                          and Revlon, Inc. Dean Feldberg is a
                                          director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

                          Position with          Business Experience;
Name and Address*;age         Trust              Other Directorships
---------------------         -----              -------------------

George W. Gowen; 68       Trustee       Mr. Gowen is a partner in the law
666 Third Avenue                          firm of Dunnington, Bartholow &
New York, New York 10017                  Miller.  Prior to May 1994, he was
                                          a partner in the law firm of Fryer,
                                          Ross & Gowen.  Mr. Gowen is also a
                                          director of Columbia Real Estate
                                          Investments, Inc.  Mr. Gowen is a
                                          director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Frederic V. Malek; 61     Trustee       Mr. Malek is chairman of Thayer
1455 Pennsylvania Avenue,                 Capital Partners (merchant bank).
N.W.                                      From January 1992 to November 1992,
Suite 350                                 he was campaign manager of
Washington, D.C. 20004                    Bush-Quayle `92. From 1990 to 1992,
                                          he was vice chairman and, from 1989
                                          to 1990, he was president of
                                          Northwest Airlines Inc., NWA Inc.
                                          (holding company of Northwest
                                          Airlines Inc.) and Wings Holdings
                                          Inc. (holding company of NWA
                                          Inc.).  Prior to 1989, he was
                                          employed by the Marriott
                                          Corporation (hotels, restaurants,
                                          airline catering and contract
                                          feeding), where he most recently
                                          was an executive vice president and
                                          president of Marriott Hotels and
                                          Resorts.  Mr. Malek is also a
                                          director of American Management
                                          Systems, Inc. (management
                                          consulting and computer-related
                                          services), Automatic Data
                                          Processing, Inc., CB Commercial
                                          Group, Inc. (real estate services),
                                          Choice Hotels International (hotel
                                          and hotel franchising), FPL Group,
                                          Inc. (electric services), Manor
                                          Care, Inc. (health care) and
                                          Northwest Airlines Inc. Mr. Malek
                                          is a director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Carl W. Schafer; 62       Trustee       Mr. Schafer is president of the
66 Witherspoon Street,                    Atlantic Foundation (charitable
#1100                                     foundation supporting mainly
Princeton, NJ 08542                       oceanographic exploration and
                                          research).  He also is a director
                                          of Base Ten Systems, Inc.
                                          (software), Roadway Express, Inc.
                                          (trucking), The Guardian Group of
                                          Mutual Funds, the Harding, Loevner
                                          Funds, Evans Systems, Inc. (a motor
                                          fuels, convenience store and
                                          diversified company), Electronic
                                          Clearing House, Inc. (financial
                                          transactions processing), Frontier
                                          Oil Corporation and Nutraceutix,
                                          Inc. (biotechnology company).
                                          Prior to January 1993, he was
                                          chairman of the Investment Advisory
                                          Committee of the Howard Hughes
                                          Medical Institute.  Mr. Schafer is
                                          a director or trustee of 30
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

                          Position with          Business Experience;
Name and Address*;age         Trust              Other Directorships
---------------------         -----              -------------------

Anthony G. Balestrieri;   Vice  President Mr. Balestrieri is a senior vice
35 president and a portfolio manager in the short-term strategies group of Mitchell Hutchins. Prior to April 1994, he was a fixed income portfolio manager at Bankers Trust. Mr.
                                          Balestrieri is a vice president of one
                                          investment company for which Mitchell
                                          Hutchins or PaineWebber serves as
                                          investment adviser.

Kris L. Dorr; 34          Vice President  Ms. Dorr is a first vice president
                                          and a portfolio manager in the
                                          short-term strategies group of
                                          Mitchell Hutchins.  Prior to 1994,
                                          she was a vice president and a
                                          portfolio manager in the money
                                          market mutual funds group of Kidder
                                          Peabody Asset Management, Inc..
                                          Ms. Dorr is a vice president of one
                                          investment company for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

John J. Lee; 29           Vice            Mr. Lee is a vice president and a
                          President and   manager of the mutual fund finance
                          Assistant       department of Mitchell Hutchins.
                          Treasurer       Prior to September 1997, he was an
                                          audit manager in the financial
                                          services practice of Ernst & Young
                                          LLP.  Mr. Lee is a vice president
                                          and assistant treasurer of 31
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Michael H. Markowitz; 33  Vice President  Mr. Markowitz is a first vice president and a portfolio manager
                                          in the short-term strategies group
                                          of Mitchell Hutchins.  Prior to
                                          1994, he was an assistant treasurer
                                          and a portfolio manager in the
                                          global investment management group
                                          at Bankers Trust.  Mr. Markowitz is
                                          a vice president of one investment
                                          company for which Mitchell Hutchins
                                          or PaineWebber serves as investment
                                          adviser.

Dennis McCauley; 51       Vice President  Mr. McCauley is a managing director
                                          and chief investment officer--fixed
                                          income of Mitchell Hutchins.  Prior
                                          to December 1994, he was director
                                          of fixed income investments of IBM
                                          Corporation.  Mr. McCauley is a
                                          vice president of 21 investment
                                          companies for which Mitchell
                                          Hutchins or PaineWebber serves as
                                          investment adviser.

Ann E. Moran; 41          Vice            Ms. Moran is a vice president and a
                          President       manager of the mutual fund finance
                          and Assistant   department of Mitchell Hutchins.
                          Treasurer       Ms. Moran is a vice president and
                                          assistant  treasurer of 31  investment
                                          companies for which Mitchell  Hutchins
                                          or  PaineWebber  serves as  investment
                                          adviser.

                          Position with          Business Experience;
Name and Address*;age         Trust              Other Directorships
---------------------         -----              -------------------

Dianne E. O'Donnell; 46   Vice            Ms. O'Donnell is a senior vice
                          President       president and deputy general
                          and Secretary   counsel of Mitchell Hutchins.  Ms.
                                          O'Donnell  is  a  vice  president  and
                                          secretary of 30  investment  companies
                                          and  vice   president   and  assistant
                                          secretary  of one  investment  company
                                          for   which   Mitchell   Hutchins   or
                                          PaineWebber   serves   as   investment
                                          adviser.

Emil Polito; 37           Vice President  Mr. Polito is a senior vice president
                                          and director of operations and
                                          control for Mitchell Hutchins.
                                          From March 1991 to September 1993
                                          he was director of the Mutual Funds
                                          Sales Support and Service Center
                                          for Mitchell Hutchins and
                                          PaineWebber.  Mr. Polito is vice
                                          president of 31 investment
                                          companies for which Mitchell
                                          Hutchins or PaineWebber services as
                                          investment adviser.

Victoria E.  Schonfeld;  Vice  President  Ms. Schonfeld is a managing director
47 and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 30 investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Paul H. Schubert; 35      Vice            Mr. Schubert is a senior vice
                          President       president and the director of the
                          and Treasurer   mutual fund finance department of
                                          Mitchell Hutchins.  From August
                                          1992 to August 1994, he was a vice
                                          president of BlackRock Financial
                                          Management, L.P.  Prior to August
                                          1992, he was an audit manager with
                                          Ernst & Young LLP.  Mr. Schubert is
                                          a vice president and treasurer of
                                          31 investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Barney A. Taglialatela; 37Vice            Mr. Taglialatela is a vice president
                          President       and a manager of the mutual fund
                          and Assistant   finance department of Mitchell
                          Treasurer       Hutchins. Prior to February 1995,
                                          he was a manager of the mutual fund
                                          finance division of Kidder Peabody
                                          Asset Management, Inc.  Mr.
                                          Taglialatela is a vice president
                                          and assistant treasurer of 31
                                          investment companies for which
                                          Mitchell Hutchins or PaineWebber
                                          serves as investment adviser.

Keith A. Weller; 36       Vice            Mr. Weller is a first vice president
                          President       and associate general counsel of
                          and Assistant   Mitchell Hutchins.  Prior to May
                          Secretary       1995, he was an attorney in private
                                          practice.  Mr. Weller is a vice
                                          president and assistant secretary
                                          of 30 investment companies for
                                          which Mitchell Hutchins or
                                          PaineWebber serves as investment
                                          adviser.


 *Unless otherwise indicated, the business address of each listed person is 1285
  Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.


    The Trust pays trustees who are not "interested persons" of the Trust $ 1,000 annually for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust has only one series and thus pays each such Trustee $1,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committee of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own no outstanding shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

    The table below shows the estimated compensation to be paid to each trustee during the current fiscal year and the compensation of those trustees from other PaineWebber funds during the calendar year ended December 31, 1997.

                               COMPENSATION TABLE+

                                                  Estimated        Total
                                                  Aggregate     Compensation
                                                 Compensation  From the Trust
                                                  From the        and the
Name of Persons, Position                           Trust*     Fund Complex**
-------------------------                           ------     --------------

Richard Q. Armstrong, Trustee...................    $1,750        $94,885
Richard R. Burt, Trustee........................    $1,750        $97,085
Meyer Feldberg, Trustee.........................    $1,750        $117,853
George W. Gowen, Trustee........................    $2,205        $101,567
Frederic V. Malek, Trustee......................    $1,750        $95,845
Carl W. Schafer, Trustee........................    $1,750        $94,885

 + Only independent trustees are compensated by the Trust and identified above;
   trustees who are "interested persons," as defined in the 1940 Act, do not receive compensation.

 *Estimated for the initial fiscal year of the Trust ending April 30, 1999.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

    PRINCIPAL HOLDERS OF SECURITIES. As of July 22, 1998, Mitchell Hutchins held all the outstanding shares of the Fund and thus may be deemed a controlling person of the Fund until additional investors purchase shares.



                   INVESTMENT ADVISORY, ADMINISTRATION AND
                            DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the Trust's investment adviser and administrator pursuant to a contract dated July 31, 1998 ("Advisory Contract"). Under the Advisory Contract, the Trust pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets

    Under the terms of the Advisory Contract, Mitchell Hutchins bears all expenses incurred in the Fund's operation other than the investment advisory fee payable under the Advisory Contract, the fees payable pursuant to the shareholder service plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, fees and expenses (including counsel fees) of the trustees of the Trust who are not "interested persons"of the Trust or Mitchell Hutchins, as that term is defined in the 1940 Act ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust).

    Although Mitchell Hutchins is not obligated to pay the fees and expenses of the Independent Trustees, the Advisory Contract requires that Mitchell Hutchins reduce its management fee by an amount equal to those fees and expenses.

    Expenses borne by Mitchell Hutchins include the following (or the Fund's share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, Mitchell Hutchins will bear in any one year only that portion of the organizational expenses that would have been borne by the Fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the Fund under federal and state securities laws and maintaining such registrations and qualifications, (3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any); (9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, and (16) charges and expenses of any outside pricing service used to value portfolio securities.

    Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

    The Advisory Contract is terminable with respect to the Fund at any time without penalty by vote of the board or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to Mitchell Hutchins, as the case may be. The Advisory Contract is also terminable without penalty by Mitchell Hutchins on 60 days' written notice to the other party. The Advisory Contract terminates automatically upon its assignment.

    The following table shows the approximate net assets as of June 30, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                    Investment Category               Net Assets
                    -------------------               ----------
                                                       ( $ mil)

      Domestic (excluding Money Market)...............$  7,856.5
      Global..........................................   3,875.8
      Equity/Balanced.................................   6,513.6
      Fixed Income (excluding Money Market)...........   5,218.7
          Taxable Fixed Income........................   3,641.0
          Tax-Free Fixed Income.......................   1,577.7
      Money Market Funds..............................  28,628.1


    Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

    DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Trust under a distribution contract with the Trust, which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Trust. Shares of the Trust are offered on a continuous basis, except that the Trust and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.


                             PORTFOLIO TRANSACTIONS

    The Advisory Contract authorizes Mitchell Hutchins (with the approval of the board) to select brokers and dealers to execute purchases and sales of the Fund's portfolio securities. The Advisory Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

    Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Mitchell Hutchins obtain multiple quotes from dealers before executing the transactions on an agency basis.

    The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

    Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.



                 ADDITIONAL INFORMATION REGARDING REDEMPTIONS

    The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although the Fund seeks to maintain a constant net asset value of $1.00 per share.

    If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.



                               VALUATION OF SHARES

    The Fund's net asset value per share is determined by The Bank of New York ("BONY") as of 12:00 noon, Eastern time, 2:30 p.m., Eastern time, and again at 5:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which the New York offices of BONY, the Fund's transfer agent, First Data Investor Services Group, Inc. ("Transfer Agent") PaineWebber and PaineWebber's bank (also The Bank of New York) are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    The Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.



                                      TAXES

    To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities and securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).



                              CALCULATION OF YIELD

    The Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

       EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)[SUPERSCRIPT]365/7] - 1

    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the Fund will fluctuate. In Performance Advertisements, the Fund may compare its taxable yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The Fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

    The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on the Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends had been paid in cash. The Fund may also make available to shareholders a daily accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.

                                OTHER INFORMATION

    The Trust is a Delaware business trust and has authority to issue an unlimited number of shares of beneficial interest. The Trust may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and divide the shares of any series into classes.

    Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the Fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or Fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Fund). The Trust Instrument provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

FINANCIAL INTERMEDIARIES

    The Trust has adopted a Shareholder Services Plan and Agreement ("Plan") with respect to the Financial Intermediary shares of the Fund to assure that the beneficial owners of the Financial Intermediary shares receive certain support services. PaineWebber will implement the Plan by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of the Financial Intermediary shares. Under the Plan, the Fund pays PaineWebber an annual fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, PaineWebber pays an identical fee to the financial intermediary for providing the support services to its customers specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii)
providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting;
(viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Trust.

    The Plan requires that PaineWebber provide to the board at least annually a written report of the amounts expended by PaineWebber under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with PaineWebber in providing information to the board with respect to amounts expended and services provided under the service agreement. The Plan may be terminated at any time, without penalty, by vote of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan ("Disinterested Trustees"). Any amendment to the Plan must be approved by the board and any material amendment must be approved by the Disinterested Trustees.

                              FINANCIAL STATEMENTS



                     MITCHELL HUTCHINS INSTITUTIONAL SERIES

                   MITCHELL HUTCHINS LIR SELECT MONEY FUND


                       Statement of Assets and Liabilities
                                  July 22, 1998

ASSETS:

   Cash.......................................................      $100,000
                                                                    --------
      Total assets............................................       100,000
                                                                     -------

LIABILiTIES:

      Total liabilities.......................................           0
                                                                     -------
Net Assets (beneficial interest, $0.001 par
     value, issued and outstanding)...........................      $100,000
                                                                    ========

INSTITUTIONAL SHARES
Net Assets....................................................      $100,000
                                                                    --------
Shares outstanding............................................       100,000
                                                                     -------
Net asset value, offering price and redemption value per share         $1.00
                                                                     =======

ORGANIZATION

      Mitchell Hutchins LIR Select Money Fund ("Fund") is a diversified series of Mitchell Hutchins Institutional Series ("Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Fund has had no operations other than the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), its investment adviser, a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), of 100,000 shares of beneficial interest of the Institutional class for the amount of $100,000 on July 22, 1998. The Fund currently offers two classes of shares - Institutional shares and Financial Intermediary shares. Each class is sold without any initial sales charges, and without any contingent deferred sales charge. Each class represents assets of the Fund, and the classes are identical except for differences in ongoing service fees. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

MANAGEMENT AGREEMENT

Mitchell Hutchins acts as the investment adviser and administrator to the Fund pursuant to a contract ("Advisory Contract") with the Trust dated July 31, 1998. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.18% of average daily net assets. Under the Advisory Contract, Mitchell Hutchins has agreed to pay all Fund expenses other than investment and advisory fees, the fees payable pursuant to the shareholder service plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust). Mitchell Hutchins has also agreed to pay all costs in connection with the organization and initial registration of the Fund under the Advisory Contract. Although Mitchell Hutchins is not obligated to pay the fees and expenses (including counsel fees) of the trustees of the Trust who are not "interested persons" of the Fund or Mitchell Hutchins, as that term is defined in the 1940 Act, the Advisory Contract requires that Mitchell Hutchins reduce its management fee by an amount equal to those fees and expenses.

SHAREHOLDER SERVICE PLAN AND AGREEMENT

      Under a Shareholder Service Plan and Agreement with respect to its Financial Intermediary shares, the Fund pays PaineWebber monthly fees at the annual rate of 0.25% of the average daily net assets of the Financial
Intermediary shares held by financial intermediaries on behalf of their customers. Under Service Agreements with those financial intermediaries, PaineWebber pays an identical fee to the financial intermediaries for certain support services that they provide for the beneficial owners of the Financial Intermediary shares.

                         REPORT OF INDEPENDENT AUDITORS



Shareholder and Board of Trustees
Mitchell Hutchins LIR Select Money Fund

We have audited the accompanying statement of assets and liabilities of the Mitchell Hutchins LIR Select Money Fund as of July 22, 1998. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally acceptable auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Mitchell Hutchins LIR Select Money Fund at July 22, 1998, in conformity with generally accepted accounting principals.

                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP

New York, New York
July 24, 1998

                   MITCHELL HUTCHINS LIR SELECT MONEY FUND

                                  JULY 31, 1998





































INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                   PAINEWEBBER
                        (C) 1998 PaineWebber Incorporated


                                                                            S637